UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2021 (December 13, 2021)

PETRA ACQUISITION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5 West 21st Street New York, NY 10010

(Address of Principal Executive Offices) (Zip Code)

(971) 622-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	PAICU	The Nasdaq Stock Market LLC
Common stock, par value $0.001 per share	PAIC	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	PAICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on August 29, 2021, Petra Acquisition Inc. (“Petra”) entered into a definitive business combination agreement with Revelation Biosciences, Inc., a Delaware corporation (“Revelation”) for a proposed business combination.

Also as previously reported, on October 8, 2021, the stockholders of Petra approved an amendment (the “Amendment”) to Petra’s second amended and restated certificate of incorporation, pursuant to which, the date by which Petra has to consummate a business combination was extended from October 13, 2021 to November 13, 2021. In addition, the Amendment provides Petra options to further extend such date to December 13, 2021 and January 13, 2022.

On October 12, 2021, in connection with the first extension, a contribution in the aggregate amount of $160,957 (or $0.34 for each share of common stock issued in the Petra initial public offering (the “IPO”) that was not redeemed in connection with the first extension) was deposited into the trust account of Petra (the “Trust Account”), which holds the net proceeds of the IPO, together with interest earned thereon, less amounts released to pay tax obligations.

On November 13, 2021, Petra elected to further extend the deadline to consummate its proposed business combination to December 13, 2021. Accordingly, on November 17, 2021, in connection with the second extension, a contribution in the aggregate amount of $160,957 (or $0.034 for each share of common stock issued in the IPO that was not redeemed in connection with the first extension) was deposited into the Trust Account.

On December 13, 2021, Petra elected to further extend the deadline to consummate its proposed business combination to January 13, 2022. Accordingly, on December 15, 2021, in connection with the third extension, a contribution in the aggregate amount of $160,957 (or $0.034 for each share of common stock issued in the IPO that was not redeemed in connection with the first extension) was deposited into the Trust Account. Petra now has until January 13, 2022 to consummate its proposed business combination.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, the future business and financial condition of the company post-closing and expected financial impacts of the transaction, the satisfaction of closing conditions to the transaction, the level of redemptions of Petra’s public stockholders; the market opportunities for Revelation’s product candidates; and the potential for regulatory approval for Revelation’s product candidates. These forward-looking statements are generally identified by the words “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions. Forward-looking statements are statements that are not historical facts. We caution investors that forward-looking statements are based on management’s expectations and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: risks relating to the successful completion of RVL-CLR01 clinical study; the risk that we may not fully enroll our RVL-CLR01 clinical study or enrollment will take longer than expected; risks relating to the occurrence of adverse safety events and/or unexpected concerns that may arise from data or analysis from our RVL-CLR01 clinical study; the occurrence of any event, change, or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Petra or Revelation or other conditions to closing in the Merger Agreement; the inability to project with any certainty the amount of cash proceeds remaining in the Petra trust account at the closing of the transaction; the uncertainty relative to the cash made available to Revelation at the closing should any material redemption requests be made by the Petra stockholders (since the sources of cash projected in this Current Report on Form 8-K assume that no redemptions will be requested by Petra stockholders); the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the Business Combination; the amount of costs related to the Business Combination; Revelation’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; changes in applicable laws or regulations; the ability of Revelation to meet its post-closing financial and strategic goals, due to, among other things, competition; the ability of the company post-closing to grow and manage growth profitability and retain its key employees; the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Revelation’s product candidates; the clinical utility of an increase in intranasal IP-10 levels as a biomarker of viral infections; the ability to complete planned clinical studies of REVTx-99; expected initiation of the clinical studies, the timing of clinical data; the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated; the outcome of data collected, including whether the results of such data and/or correlation can be replicated; the timing, costs, conduct, and outcome of our other clinical studies; the anticipated treatment of future clinical data by the FDA, the EMA, or other regulatory authorities, including whether such data will be sufficient for approval; the success of future development activities for REVTx-99 and expanded indications, REVTx-200, REVDx-501, or any other product candidates; potential indications for which product candidates may be developed; the potential impact that COVID-19 may have on Revelation’s suppliers, vendors, regulatory agencies, employees, and the global economy as a whole; the expected duration over which Revelation’s balances will fund its operations; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Petra.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Important Information and Where to Find It

In connection with the proposed Business Combination described herein, Petra has filed relevant materials with the SEC, including a Registration Statement on Form S-4, that includes a preliminary proxy statement/prospectus, and a definitive proxy statement and final prospectus. Promptly after filing its definitive proxy statement with the SEC, Petra will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the transaction. INVESTORS AND STOCKHOLDERS OF PETRA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT PETRA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PETRA, REVELATION AND THE BUSINESS COMBINATION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Petra with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Petra and its directors and executive officers may be deemed participants in the solicitation of proxies from Petra’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Petra is included in the proxy statement for the proposed Business Combination and is available at www.sec.gov. Additional information regarding the interests of such participants is contained in the proxy statement for the proposed Business Combination. Information about Petra’s directors and executive officers and their ownership of Petra common stock is set forth in Petra’s prospectus, dated October 7, 2020, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation is included in the proxy statement pertaining to the proposed Business Combination. These documents can be obtained free of charge at the SEC’s website (www.sec.gov).

Revelation and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Petra in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the proxy statement for the proposed Business Combination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2021

PETRA ACQUISITION, INC.

By:	/s/ Andreas Typaldos
Name:	Andreas Typaldos
Title:	Chairman & Chief Executive Officer

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